EQUITY	6 Months Ended
Jun. 28, 2024
Share Capital, Reserves And Other Equity Interest [Abstract]
EQUITY
EQUITY
Share Capital
As at 28 June 2024, the Company had issued and fully paid 460,371,583 Shares. Shares in issue have one voting right each and no restrictions related to dividends or return of capital. The share capital increased during the six months ended 28 June 2024 from the issue of 1,170,765 Shares, following the exercise of share-based payment awards.
Dividends
During the first six months of 2024, the Board declared a first half dividend of €0.74 per share, which was paid on 23 May 2024. During the first six months of 2023, the Board declared a first half dividend of €0.67 per share, which was paid on 25 May 2023.
Non-controlling interests
Non-controlling interests are primarily comprised of the following event:
A non-controlling interest (NCI) of €468 million has been recognized in connection with Aboitiz Equity Ventures Inc. (AEV) 40% ownership of CCEP Aboitiz Beverages Philippines, Inc. (CABPI), the accounting acquirer of CCBPI (refer to Note 2 for further details). The Group measured the non-controlling interest in CABPI based on their proportionate share of net assets. The Group recognises changes in NCI based upon post-Acquisition results of the year and movements in reserves.